                                                                    Exhibit 21.1

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
                                                                                       Organized
                                                                                   Under The Laws Of
                                                                                   -----------------
U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES, INC.
Agilent Technologies World Trade, Inc.                                                      Delaware
Agilent LED International                                                                 California
American Holographic Inc.                                                                   Delaware
J&W Holding Corporation                                                                   California
LA Facilities, LLC                                                                          Delaware
Objective Systems Integrators, Inc.                                                         Delaware
Redswitch, Inc.                                                                             Delaware
Safco Technologies, Inc.                                                                    Illinois


U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES WORLD TRADE, INC.
Agilent Technologies Inter-Americas, Inc.                                                   Delaware


U.S. SUBSIDIARY OF LUMILEDS LIGHTING INTERNATIONAL B.V.
LumiLeds Lighting US LLC                                                                    Delaware


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES, INC.
Agilent Technologies Brasil Ltda.                                                             Brazil
Agilent Technologies (International) Private Limited                                           India


NON-U.S. SUBSIDIARY OF AGILENT LED INTERNATIONAL
LumiLEDS Lighting International B.V.                                                     Netherlands


U.S. SUBSIDIARY OF J&W HOLDING CORPORATION
J&W Scientific Incorporated                                                                 Delaware


U.S. SUBSIDIARY OF SAFCO TECHNOLOGIES, INC.
Safco Technologies International, Inc.                                                      Delaware


NON-U.S. SUBSIDIARY OF OBJECTIVE SYSTEMS INTEGRATORS, INC.
Objective Systems Integrators, PTY LTD                                                     Australia
Objective Systems Integrators, Pte Ltd                                                     Singapore
Objective Systems Integrators, S.A. de C.V.                                                   Mexico


NON-U.S. SUBSIDIARIES OF LUMILEDS LIGHTING INTERNATIONAL B.V.
LumiLeds Lighting Deutschland GmbH                                                           Germany
LumiLeds Lighting Italia S.r.L.                                                                Italy
LumiLeds Lighting Netherlands B.V.                                                       Netherlands
LumiLeds Lighting (Malaysia) Sdn. Bhd.                                                      Malaysia


NON-U.S. SUBSIDIARY OF J&W SCIENTIFIC INCORPORATED
J&W Scientific Products GmbH i.L.                                                            Germany

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
NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES WORLD TRADE, INC.
Agilent Technologies Australia Pty Ltd                                                     Australia
Agilent Technologies (Barbados) Limited                                                     Barbados
Agilent Technologies Colombia Ltda.                                                         Colombia
Agilent Technologies Hong Kong Limited                                                     Hong Kong
Agilent Technologies Sales (Malaysia) Sdn. Bhd.                                             Malaysia
Agilent Technologies New Zealand Limited                                                New Zealand
Agilent Technologies Europe B.V.                                                         Netherlands
Agilent Technologies Portugal, Unipessoal Limitada                                          Portugal
Agilent Technologies LLC                                                                      Russia
Agilent Technologies Taiwan Ltd.                                                              Taiwan
Agilent Technologies (Thailand) Limited                                                     Thailand
Agilent Technologies de Venezuela, S.R.L                                                   Venezuela


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES EUROPE B.V.
Agilent Technologies Belgium S.A./N.V.                                                       Belgium
Agilent Technologies Canada Inc.                                                              Canada
Agilent Technologies Holding                                                                  France
Agilent Technologies UK Limited                                                      England & Wales
Agilent Technologies India Pvt. Ltd.                                                           India
Agilent Technologies Ireland Limited                                                         Ireland
Agilent Technologies Israel Ltd.                                                              Israel
Agilent Technologies Italia S.p.A.                                                             Italy
Agilent Technologies Korea Limited                                                             Korea
Agilent Technologies Microwave Products (M) Sdn. Bhd.                                       Malaysia
Agilent Technologies Mauritius Limited                                                     Mauritius
Agilent Technologies Mexico, S.de R.L. de C.V.                                                Mexico
Agilent Technologies International B.V.                                                  Netherlands
Agilent Technologies Netherlands Investments B.V.                                        Netherlands
Agilent Technologies Philippines Corporation                                             Philippines
Agilent Technologies Singapore (Sales) Pte Ltd                                             Singapore
Agilent Technologies Singapore Vision Operation Pte Ltd                                    Singapore
Agilent Technologies SarL                                                                Switzerland
Agilent Technologies Cervin SarL                                                         Switzerland
Agilent Technologies Leman Sarl                                                          Switzerland
Dynamic Digital Technology Private Limited                                                     India


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES HOLDING
Agilent Technologies France SAS                                                               France


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES NETHERLANDS INVESTMENTS B.V.
Agilent Technologies Japan, Ltd.                                                               Japan
Yokogawa Analytical Systems, Inc.                                                              Japan
Agilent Technologies Netherlands B.V.                                                    Netherlands


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES MAURITIUS LIMITED
Agilent Technologies Company Limited                                                           China
Agilent Technologies Software Company Limited                                                  China
Agilent Technologies Shanghai Analytical Products Co., Ltd.                                    China
Agilent Technologies Shanghai Company Limited                                                  China

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
NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES LEMAN SARL
Inversiones Agilent Technologies SRL                                                       Argentina
Agilent Technologies Osterreich GmbH                                                         Austria
Agilent Technologies Denmark A/S                                                             Denmark
Agilent Technologies Schweiz AG                                                          Switzerland
Agilent Technologies Finland Oy                                                              Finland


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES CERVIN SARL
Agilent Technologies Norway Holding AS                                                        Norway
Agilent Technologies Holding Spain, S.L.                                                       Spain
Agilent Technologies Sweden Holding AB                                                        Sweden


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES SWEDEN HOLDING AB
Agilent Technologies Sweden AB                                                                Sweden


NON-U.S. SUBSIDIARIES OF INVERSIONES AGILENT TECHNOLOGIES SRL
Agilent Technologies Argentina SRL                                                         Argentina


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES HOLDING SPAIN, S.L.
Agilent Technologies Spain, S.L.                                                               Spain


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES SARL
Agilent Technologies Cayman Islands Inc.                                              Cayman Islands
Agilent Technologies (Malaysia) Sdn. Bhd.                                                   Malaysia


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES CAYMAN ISLANDS
Agilent Technologies Coordination Center S.C./C.V.                                           Belgium
Agilent Technologies Singapore Pte. Ltd.                                                   Singapore


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES INTERNATIONAL B.V.
Agilent Technologies Deutschland Holding GmbH                                                Germany


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES DEUTSCHLAND HOLDING GMBH
Agilent Technologies Deutschland Alpha GmbH                                                  Germany


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES DEUTSCHLAND ALPHA GMBH
Agilent Technologies Sanigi B.V.                                                         Netherlands


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES SANIGI B.V.
Agilent Technologies Deutschland GmbH                                                        Germany
Agilent Technologies Ireland Finance Limited                                                 Ireland


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES DEUTSCHLAND GMBH
Agilent Technologies Deutschland GmbH & Co. Immobilien KG                                    Germany

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
NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES UK LIMITED

Agilent Finance Limited                                                                      England
BT&D Technologies Limited                                                                    England
Libra (Syscom) Limited                                                                      Scotland


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES IRELAND LIMITED
MVT Limited                                                                                  Ireland


NON-U.S. SUBSIDIARY OF MVT  LIMITED
MV Research Limited                                                                          Ireland
MVT (JPY) Limited                                                                            Ireland
MV Technology Limited                                                                        Ireland
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